EXHIBIT 99.1
NEWS RELEASE
FOR IMMEDIATE RELEASE

For Further Information Contact:

Charles D. Knight

Executive Vice President

Chief Financial Officer

InvestorRelations@catocorp.com
CATO REPORTS

2Q RESULTS
CHARLOTTE, N.C. (August 21, 2025) – The Cato Corporation (NYSE: CATO) today reported net income of $6.8 million or $0.35 per diluted share for the second quarter ended August 2, 2025,

compared to net income of $0.1 million or
$0.01 per diluted share for the second quarter ended August 3, 2024.

Sales for the second quarter ended August 2, 2025 were $174.7 million,

or an increase of 5% from sales of $166.9 million
for the second quarter ended August 3, 2024 primarily due to a 9% same-store sales increase for the quarter compared to
2024.
For the six months ended August 2, 2025, the Company reported net income of $10.1 million or $0.51 per diluted share,
compared to net income of $11.1 million or $0.54 for the six months ended August 3, 2024.

Sales for the six months
ended August 2, 2025 were $343.1 million, an increase of 0.3% from sales of $342.2 million for the six months ended
August 3, 2024 primarily due to a 4% same-store sales increase compared to 2024, mostly offset by the impact of closed
stores.
“Our sales trend continued to improve during the second quarter.

We attribute this improvement in part due to 2024 sales
being impacted by supply chain disruptions,” stated John Cato, Chairman,

President, and Chief Executive Officer.

“We
will continue to tightly manage our expenses as we anticipate the back half of 2025 to be challenging due to the continued
uncertainty regarding tariffs and the potential negative impact on our product acquisition costs.”

Gross margin increased from 34.6% to 36.2% of sales in the quarter due to lower distribution and buying costs, partially
offset by lower merchandise margins.

SG&A expenses as a percent of sales decreased from 34.9% to 32.8%

of sales
during the quarter primarily due to lower payroll and insurance costs, partially offset by higher advertising and general
corporate costs.

Income tax benefit for the quarter was $0.3 million versus an income tax expense of $0.6 million in the
prior year.
Year

-to-date gross margin increased from 35.2% of sales to 35.6% primarily due to lower distribution and buying costs,
partially offset by lower merchandise margins.

Year-to-date SG&A expenses were 32.8% as a percent of sales versus
33.6% in the prior year primarily due to lower payroll and insurance costs, partially offset by higher advertising expenses
and general corporate costs.

Income tax expense for the first half decreased to $0.6 million from

$1.3 million last year.
During the second quarter ended August 2, 2025, the Company

closed eight stores.

As of August 2, 2025, the Company
had 1,101 stores in 31 states, compared to 1,166 stores in 31 states as of August

3, 2024.

The Cato Corporation is a leading specialty retailer of value-priced fashion apparel and accessories operating three
concepts, “Cato,” “Versona” and “It’s

Fashion.”

The Company’s Cato stores offer exclusive merchandise with fashion and quality comparable to mall specialty stores at low prices every day.

The Company also offers exclusive merchandise
found in its Cato stores at www.catofashions.com.

Versona

is a unique fashion destination offering apparel and
accessories including jewelry, handbags and shoes at exceptional prices every day.

Select Versona

merchandise can also
be found at www.shopversona.com.

It’s Fashion offers fashion with a focus on the latest trendy styles for the entire family at low prices every day.
Statements in this press release that express a belief, expectation or intention, as well as those that are not a historical fact,

including, without limitation, statements regarding the Company’s expected or estimated operational financial
results, activities or opportunities, and potential impacts and effects of interest rates, inflation or other factors that may affect our customers’ discretionary spending or our costs are considered “forward-looking” within the meaning of The
Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are based on current expectations that are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ
materially from those contemplated by the forward-looking statements.

Such factors include, but are not limited to, any
actual or perceived deterioration in, or continuation of negative trends in, the conditions that drive consumer confidence and spending, including, but not limited to, prevailing social, economic, political and public health conditions and
uncertainties, levels of unemployment, fuel, energy and food costs, inflation, wage rates, tax rates, interest rates, home
values, consumer net worth and the availability of credit; changes in laws, regulations or government policies affecting our business including but not limited to tariffs; uncertainties regarding the impact of any governmental action regarding, or responses to, the foregoing conditions; competitive factors and pricing pressures; our ability to predict and respond to rapidly changing fashion trends and consumer demands; our ability to successfully implement our new store development
strategy to increase new store openings and the ability of any such new stores to grow and perform as expected;
underperformance or other factors that may lead to, or affect the volume of, store closures; adverse weather,

public
health threats (including the global coronavirus (COVID-19) outbreak), acts of war or aggression or similar conditions that may affect our merchandise supply chain, sales or operations; inventory risks due to shifts in market demand,
including the ability to liquidate excess inventory at anticipated margins; adverse developments or volatility affecting the
financial services industry or broader financial markets; and other factors discussed under “Risk

Factors” in Part I, Item
1A

of the Company’s

most recently filed annual report on Form 10-K and in other reports the Company files with or furnishes to the SEC from time to time.

The Company does not undertake to publicly update or

revise the forward-looking
statements even if experience or future changes make it clear that the projected results expressed or implied therein will not be realized. The Company is not responsible for any changes made to this press release by wire or Internet services.
* * *

THE CATO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
FOR THE PERIODS ENDED August 2, 2025 AND August 3, 2024
(Dollars in thousands, except per share data)

Quarter Ended Six Months Ended
August 2, %
Auust 3, %
August 2, %
Auust 3, %
2025

Sales
2024

Sales
2025

Sales
2024

Sales
REVENUES

Retail sales
$ 174,653 100.0%
$ 166,934 100.0%
$ 343,072 100.0%
$ 342,206 100.0%

Other revenue (principally finance,

late fees and layaway charges)
1,856 1.1%
1,694 1.0%
3,679 1.1%
3,521 1.0%

Total revenues
176,509 101.1%
168,628 101.0%
346,751 101.1%
345,727 101.0%
GROSS MARGIN (Memo) 63,186 36.2%
57,812 32.5%
122,288 35.6%
120,579 35.2%
COSTS AND EXPENSES, NET

Cost of goods sold
111,467 63.8%
109,122 67.5%
220,784 64.4%
221,627 64.8%

Selling, general and administrative
57,371 32.8%
58,181 39.4%
112,696 32.8%
114,933 33.6%

Depreciation
2,525 1.4%
2,329 1.6%
5,089 1.5%
4,369 1.3%

Interest and other income
(1,393) -0.8%
(1,742) -1.0%
(2,594) -0.8%
(7,563) -2.2%

Costs and expenses, net
169,970 97.3%
167,890 107.6%
335,975 97.9%
333,366 97.4%
Income Before Income Taxes
6,539 3.7%
738 -6.6%
10,776 3.1%
12,361 3.6%
Income Tax Expense

(293) -0.2%
643 -2.7%
635 0.2%
1,292 0.4%
Net Income (Loss)
$ 6,832 3.9%
$ 95 -3.9%
$ 10,141 3.0%
$ 11,069 3.2%
Basic Earnings Per Share
$ 0.35
$ 0.01
$ 0.51
$ 0.54
Diluted Earnings Per Share
$ 0.35
$ 0.01
$ 0.51
$ 0.54

THE CATO CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

August 2,

February 1,
2025

2025

(Unaudited)
(Unaudited)
ASSETS
Current Assets

Cash and cash equivalents
$ 34,225
$ 20,279

Short-term investments
56,550
57,423

Restricted cash
2,675
2,799

Accounts receivable - net
26,152
24,540

Merchandise inventories
97,273
110,739

Other current assets
8,941
7,406
Total Current Assets
225,816
223,186
Property and Equipment - net
57,641
60,326
Other Assets
20,201
19,979
Right-of-Use Assets, net
133,228
148,870

TOTAL
$ 436,886
$ 452,361
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
$ 121,470
$ 130,684
Current Lease Liability
53,877
57,555
Noncurrent Liabilities
13,340
13,485
Lease Liability
76,018
88,341
Stockholders' Equity
172,181
162,296

TOTAL
$ 436,886
$ 452,361